UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2019

OCCIDENTAL PETROLEUM
CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 215-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
9 1/4% Senior Debentures due 2019	OXY 19A	New York Stock Exchange
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Occidental Petroleum Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders on May 10, 2019 (the “Annual Meeting”). The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, against or withheld, and broker non-votes for each matter are set forth below:

1.                   The nine nominees proposed by the Board of Directors were elected by the following votes:

Nominee	For	% For	Against	Abstain	Broker Non- Votes
Spencer Abraham	412,148,092	70.57%	171,807,621	886,418	72,697,773
Eugene L. Batchelder	456,132,816	78.25%	126,714,192	1,995,123	72,697,773
Margaret M. Foran	477,333,272	81.73%	106,673,701	835,158	72,697,773
Carlos M. Gutierrez	454,772,186	77.97%	128,422,082	1,647,863	72,697,773
Vicki Hollub	457,086,770	78.39%	125,995,532	1,759,829	72,697,773
William R. Klesse	456,724,790	78.33%	126,310,077	1,807,264	72,697,773
Jack B. Moore	475,479,796	81.54%	107,600,449	1,761,886	72,697,773
Avedick B. Poladian	446,474,695	76.55%	136,732,563	1,634,873	72,697,773
Elisse B. Walter	479,575,300	82.24%	103,556,566	1,710,265	72,697,773

2.                                      The advisory vote to approve named executive officer compensation was approved by the Company’s stockholders by the following vote:

For	% For	Against	Abstain	Broker Non-Votes
514,958,399	88.05%	67,888,698	1,995,034	72,697,773

3.                                      The ratification of the selection of KPMG as independent auditor for the year ending December 31, 2019, was approved by the Company’s stockholders by the following vote:

For	% For	Against	Abstain
648,678,196	98.65%	7,858,385	1,003,323

4.                                      The stockholder proposal requesting to lower the stock ownership threshold to call special stockholder meetings was approved by the Company’s stockholders by the following vote:

For	% For	Against	Abstain	Broker Non-Votes
350,008,738	59.84%	233,114,445	1,718,948	72,697,773

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Associate General Counsel and Corporate Secretary

3